Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Income Taxes [Abstract]
Income Taxes

19. Income Taxes

The effective tax rate of (57.2)% for the nine months ended September 30, 2011 differs from the statutory rate primarily due to state taxes, foreign taxes, nondeductible stock option expenses, the increase in the deferred tax liability from the amortization of tax deductible goodwill, and the change in the valuation allowance.

The Company reduces the deferred tax asset resulting from future tax benefits by a valuation allowance if, based on the weight of the available evidence, it is more likely than not that some portion or all of these deferred taxes will not be realized. The timing of the reversal of deferred tax liabilities associated with tax deductible goodwill is not certain and thus not available to assure the realization of deferred tax assets. Similarly, state deferred tax liabilities in excess of state deferred tax assets are not available to ensure the realization of federal deferred tax assets. After consideration of these limitations associated with deferred tax liabilities, the Company has deferred tax assets in excess of deferred tax liabilities for the periods presented. As the Company has no history of generating book income, the ultimate future realization of these excess deferred tax assets is not more likely than not and thus subject to a valuation allowance. Accordingly, the Company has established a valuation allowance against its deferred tax assets.

The Company is subject to the accounting guidance for uncertain income tax positions. Pursuant to the guidance, income tax positions must meet a more likely than not recognition threshold in order to be recognized. Tax benefits are then measured using a cumulative benefit approach whereby the largest amount of tax benefit that is greater than 50% likelihood of being realized upon ultimate settlement with a taxing authority is recorded. In accordance with this guidance, the Company recorded a liability of $0.3 million for uncertain tax positions as of September 30, 2011 and December 31, 2010, respectively. The Company does not expect any material changes in the balance of unrecognized tax benefits during the next twelve months.

The Company's policy for recording interest and penalties on uncertain tax positions is to record such items as a component of income tax expense. Accrued interest and penalties of $0.1 million were recorded as of September 30, 2011 and December 31, 2010, respectively.

The Company is subject to taxation in the United States and various states and foreign jurisdictions. Effectively, all of the Company's historical tax filings are subject to examination by the Internal Revenue Service and various state and foreign jurisdictions due to the generation of net operating loss carryforwards.

Certain of the Company's subsidiaries are currently under tax audit. The Company anticipates that few of its open and active audits may be resolved within the next 12 months. The Company is unable to make a reasonably reliable estimate as to when or if cash settlements with taxing authorities may occur. Although audit outcomes and the timing of audit payments are subject to uncertainty, the Company does not anticipate that the resolution of these tax matters or any events related thereto will result in a material adverse change to its consolidated financial position, results of operations or cash flows.

19. Income Taxes

The components of the loss before provision for income taxes were as follows (in thousands):

	Year Ended December 31,
	2008	2009	2010
United States	$(43,681)	$(28,401)	$(19,117)
Foreign	(3,789)	(7,019)	(6,231)

	$(47,470)	$(35,420)	$(25,348)

The components of the provision for income taxes are as follow (in thousands):

	Year Ended December 31,
	2008	2009	2010
Current:
Federal	$—	$—	$—
State	51	114	469
Foreign	150	(144)	242

Total current	201	(30)	711

Deferred:
Federal	2,117	3,152	2,851
State	563	656	568
Foreign	(1,375)	(1,339)	(2,206)

Total deferred	1,305	2,469	1,213

Total provision	$1,506	$2,439	$1,924

Included in income tax expense for the year and three months ended December 31, 2010 is a $0.9 tax benefit related to the correction of an error to the tax treatment of deferred tax liabilities for the year ending December 31, 2009. The error was attributable to a reduction in tax rates in future periods in Ontario, Canada which was enacted in December 2009 that was not considered in measuring the deferred tax liability associated with intangible assets in Canada. The Company has performed an evaluation to determine if the financial statement impacts resulting from this error in accounting were material, considering both quantitative and qualitative factors. Based on this materiality analysis, the Company concluded that correcting the cumulative error was immaterial to the current year financial results and a correction of the error would not have a material impact to any individual prior period financial statements.

The reconciliation of the federal statutory income tax rate to the Company's effective tax rate is as follows:

	Year Ended December 31,
	2008	2009	2010
U.S. Federal statutory rate	34.0%	34.0%	34.0%
State taxes, net of Federal benefit	5.4	5.8	1.7
Stock-based compensation	(0.8)	(1.9)	(2.1)
Meals and entertainment	(0.3)	(0.3)	(0.8)
Foreign income taxed at different rate	0.1	(0.5)	(1.7)
Amortization—indefinite lived intangibles	(5.7)	(10.0)	(13.7)
Change in valuation allowance	(28.1)	(38.5)	(33.6)
Change in tax rates	—	—	3.5
Stock redemption premium	(5.6)	—	—
Research and development credits	—	6.3	7.8
Other	(2.2)	(1.8)	(2.7)

Effective tax rate	(3.2)%	(6.9)%	(7.6)%

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities as of December 31, 2009 and 2010 are presented below (in thousands):

	December 31,
	2009	2010
Deferred tax assets:
Net operating loss carryforwards	$33,288	$38,958
Sales tax reserve	1,128	1,343
Bad debt reserve	1,005	508
Accrued compensation	2,553	3,349
Depreciation and amortization	6,848	8,401
Stock-based compensation	6,162	7,334
Foreign deferred tax assets	1,757	2,052
Tax credits	1,977	3,954
Other	1,096	1,607

Total deferred tax assets	55,814	67,506
Less: valuation allowance	(54,579)	(66,545)

Net deferred tax assets	1,235	961
Deferred tax liabilities:
Foreign deferred taxes	(10,183)	(8,149)
Acquired goodwill amortization	(7,370)	(10,772)

Total net deferred tax liabilities	$(16,318)	$(17,960)

The Company had federal net operating loss ("NOL") carryforwards of approximately $102.1 million as of December 31, 2010 which expire between 2019 and 2030. In addition, the Company had state NOL carryforwards of approximately $76.4 million as of December 31, 2010 which expire between 2011 and 2030.

The Company had federal and state research and experimentation credits of approximately $3.0 million and $1.4 million, respectively, at December 31, 2010. The federal research experimentation credits begin to expire in 2029. State research and experimentation credits do not expire.

The U.S. tax code imposes limitations on the annual utilization of operating loss and credit carryforwards whenever a greater than fifty percent change in ownership of a company occurs within a three year period. Companies with operating loss and credit carryforwards are required to test the cumulative three year change whenever there is an equity transaction that impacts the ownership of holders of more than five percent of the Company's stock. During 2010, the Company completed an analysis of its prior ownership changes and concluded that none of the operating loss and credit carryforwards generated through December 31, 2009 would expire solely as a result of annual limitations on the utilization of those attributes caused by prior ownership changes. Additional changes in the ownership of the Company could create further restrictions on the future utilization of operating loss and credit carryforwards arising through December 31, 2010.

The Company reduces the deferred tax asset resulting from future tax benefits by a valuation allowance if, based on the weight of available evidence, it is more likely than not that some portion or all of these deferred taxes will not be realized. As part of this analysis, the Company considered that the timing of the reversal of deferred tax liabilities associated with tax deductible goodwill is not certain and thus not available to assure the realization of deferred tax assets. As the Company has deferred tax assets in excess of deferred tax liabilities at December 31, 2009 and 2010 and as the Company has no history of generating operating profits, management concluded that the ultimate future realization of the excess deferred tax assets is not more likely than not. As a result, a valuation allowance of $54.6 million and $66.5 million was recorded against deferred taxes at December 31, 2009 and 2010, respectively. During the years ended December 31, 2009 to December 31, 2010, the valuation allowance increased by $12.1 million and $11.9 million, respectively.

In June 2006, the FASB issued guidance regarding uncertainty in income taxes. The Company adopted this interpretation effective January 1, 2008. Pursuant to the guidance, income tax positions must meet a more likely than not recognition threshold in order to be recognized. Tax benefits are then measured using a cumulative benefit approach whereby the largest amount of tax benefit that is greater than 50% likelihood of being realized upon ultimate settlement with a taxing authority is recorded. In accordance with this guidance, the Company recorded a liability of $0.3 million for uncertain tax positions. Such amount is unchanged at December 31, 2008, 2009 and 2010. The entire balance of unrecognized tax benefits at December 31, 2008, 2009 and 2010, would affect the Company's effective tax rate if recognized. There was no change to retained earnings or deferred taxes as a result of the adoption of the guidance regarding uncertain tax positions. The Company does not expect any material changes in the balance of unrecognized tax benefits during the next twelve months.

The Company's policy for recording interest and penalties on uncertain tax positions is to record such items as a component of income tax expense. Accrued interest and penalties of $0.1 million and $0.1 million were recorded at December 31, 2009 and 2010, respectively.

The Company is subject to taxation in the United States and various states and foreign jurisdictions. Effectively, all of the Company's historical tax filings are subject to examination by the Internal Revenue Service and various state and foreign jurisdictions due to the generation of net operating loss carryforwards.

As of December 31, 2010, the Company had approximately $0.8 million of undistributed earnings related to its foreign subsidiaries. Management considers these earnings to be indefinitely reinvested. Accordingly, the Company has not provided for any income taxes related to these earnings. However, upon distribution of these earnings, the Company would be subject to both U.S. income taxes and withholding taxes payable to the various foreign countries.